NUMBER

AIR 0309

SHARES

# Air T, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 009207 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.25 EACH OF

**Air T, Inc.**

issued under and subject to the Certificate of Incorporation of the Company and the By-laws, to all of the terms and conditions of which the said owner by accepting this Certificate expressly assents and agrees to be bound. The shares represented by this Certificate are transferable on the books of the Company in person or by attorney upon surrender of this Certificate duly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

AIR T, INC.
CORPORATE
SEAL
11-17-80

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT
AND REGISTRAR

By:

AUTHORIZED SIGNATURE

## Air T, Inc.

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF STOCK AND DIFFERENT SERIES WITHIN A CLASS AND WILL FURNISH TO A STOCKHOLDER ON REQUEST AND WITHOUT CHARGE INFORMATION REGARDING THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–..........................Custodian.........................
(Cust) (Minor)
under Uniform Gifts to Minors Act.........................
(State)

Additional abbreviations may also be used though not in the above list.

*For value received,* ____________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________

______________________________________________

______________________________________________ *shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ______________________________

______________________________________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

**KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.**